Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Blackstone Alternative Multi-Strategy Fund

(the “Fund”)

Supplement dated September 11, 2019 to the

Prospectus and Statement of Additional Information of the Fund

each dated July 30, 2019

Addition of Portfolio Manager

Effective immediately, Raymond Chan is added as a portfolio manager of the Fund. The existing portfolio managers, Gideon Berger, Min Htoo, Robert Jordan, Ian Morris, Stephen Sullens, and Alberto Santulin, will continue to serve as portfolio managers of the Fund. In connection with this addition, effective immediately, all references to the Fund’s portfolio managers in the Fund’s Prospectus and Statement of Additional Information are amended to include Mr. Chan, as described below.

The “Management of the Fund—Portfolio Managers” section of the Prospectus is amended to include Mr. Chan, Managing Director of The Blackstone Group Inc. (“Blackstone”) (Hedge Funds Solutions), as a portfolio manager of the Fund since September 2019.

The “More on Fund Management—Portfolio Managers” section of the Prospectus is amended to reflect that Mr. Chan, a portfolio manager of the Fund since September 2019, is a Managing Director of Blackstone (Hedge Fund Solutions) since August 2019 and, prior to joining Blackstone, was a Managing Director in the Global Portfolio Solutions Group at Goldman Sachs Asset Management since 2012.

The “Management—Other Accounts Managed by Portfolio Managers” section of the Statement of Additional Information is amended to reflect that, in addition to serving as a portfolio manager of the Fund, Mr. Chan is expected to manage one other pooled investment vehicle, which has a performance fee component to its advisory fee, with total assets of approximately $2.1 billion as of August 30, 2019.

The “Management—Securities Ownership of Portfolio Managers” section of the Statement of the Additional Information is amended to reflect that, as of the date of this Supplement, Mr. Chan does not beneficially own any shares of the Fund.

Shareholders should retain this Supplement for future reference.